EXHIBIT 21
               SUBSIDIARIES OF THE REGISTRANT


Agronomy Service Bureau, L.L.C., a 56%-owned subsidiary, was formed under the laws of the State of Mississippi. Agronomy
Service Bureau has been included in the Consolidated
Financial Statements filed in this registration.

Ceres Realty Corporation, a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Ceres
Realty Corporation has been included in the Consolidated
Financial Statements filed in this registration.

Cooperative Service Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Nebraska.
Cooperative Service Company has been included in the Consolidated Financial Statements filed in this registration.

Double Circle Farm Supply Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Nevada. Double Circle Farm Supply Company has been included in the Consolidated Financial Statements filed in this registration.

Environmental and Safety Services, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Environmental and Safety Services, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Equity Country, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Delaware.
Equity Country, Inc. has been included in the Consolidated
Financial Statements filed in this registration.

Farmers Chemical Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmers
Chemical Company has been included in the Consolidated
Financial Statements filed in this registration.

Farmland Financial Services Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmland Financial Services Company has been included in the Consolidated Financial Statements filed in this registration.

Farmland Foods, Inc., a 99%-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmland
Foods, Inc. has been included in the Consolidated Financial
Statements filed in this registration.

Farmland Industrias S.A. de C.V., a wholly-owned subsidiary, was formed under the laws of Mexico. Farmland Industrias
S.A. de C.V. has been included in the Consolidated Financial
Statements filed in this registration.

Farmland Industries, Ltd., a wholly-owned subsidiary, was incorporated under the laws of the United States Virgin
Islands. Farmland Industries, Ltd. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Insurance Agency, a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri.
Farmland Insurance Agency has been included in the Consolidated Financial Statements filed in this registration.

Farmland National Beef Packing Company, L.P., a 76%-owned subsidiary was formed under the laws of the State of Delaware. National Beef Packing Company has been included in the Consolidated Financial Statements filed in this registration.

Farmland Pipeline Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas.
Farmland Pipeline Company has been included in the Consolidated Financial Statements filed in this registration.

Farmland Securities Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Delaware.
Farmland Securities Company has been
included in the Consolidated Financial Statements filed in this registration.

Farmland Transportation, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri.
Farmland Transportation, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Farmland-Harvest States, L.L.C., an 80%-owned subsidiary, was incorporated under the laws of the State of Delaware.
Farmland-Harvest States, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

FDL Foods, Inc., a wholly-owned subsidiary was incorporated under the laws of the State of Iowa. FDL Foods, Inc. has been included in the Consolidated Financial Statements filed in this registration.

FI Mankato Energy, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Minnesota.
Mankato Energy, Inc. has been included in the Consolidated
Financial Statements filed in this registration.

FII Communications, L.L.C., a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. FII
Communications, L.L.C. has been included in the Consolidated
Financial Statements filed in this registration.

Heartland Wheat Growers, Inc., a 79%-owned subsidiary, was incorporated under the laws of the State of Kansas.
Heartland Wheat Growers has been included in the Consolidated Financial Statements filed in this registration.

Heartland Wheat Growers, L.P., a 79%-owned subsidiary, was formed under the laws of the State of Kansas. Heartland
Wheat Growers, L.P. has been included in the Consolidated
Financial Statements filed in this registration.

National Carriers, Inc., a 79%-owned subsidiary, was incorporated under the laws of the State of Kansas. National
Carriers, Inc. has been included in the Consolidated
Financial Statements filed in this registration.

NBPCo, L.L.C., a wholly-owned subsidiary, was formed under the laws of the State of Kansas. NBPCo, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

Supreme Land, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Supreme
Land, Inc. has been included in the Consolidated Financial
Statements filed in this registration.

Tradigrain GmbH, a wholly-owned subsidiary, was formed under the laws of Germany. Tradigrain GmbH has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain LTD., a wholly-owned subsidiary, was formed under the laws of Great Britain. Tradigrain LTD. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland. Tradigrain S.A. of Switzerland has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Argentina. Tradigrain S.A. of Argentina has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of France. Tradigrain S.A. of France has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Shipping S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland. Tradigrain Shipping
S.A. has been included in the Consolidated Financial
Statements filed in this registration.

Tradigrain, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Tennessee. Tradigrain, Inc. has been included in the Consolidated Financial Statements filed in this registration.